STATEMENT TO NOTEHOLDERS

Household Home Equity Loan Trust 2003-2

Payment Number	2
Beginning Date of Collection Period	1-Jan-04
End Date of Collection Period	31-Jan-04
Payment Date	20-Feb-04
Previous Payment Date	20-Jan-04

Funds Disbursement
Collected Funds	31,456,781.42
Available Payment Amount	31,116,509.10
Principal Collections	25,711,828.75
Interest Collections (net of servicing fee)	5,404,680.35
Net of principal recoveries	5,404,680.35
Principal recoveries	0.00
Servicing fee	340,272.32
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	31,456,781.42

Interest Paid to Notes	903,876.04
Principal Paid to Notes	30,212,633.06
Transferor - pursuant to Section 5.01 (a) (xii)	0.00
Servicing Fee	340,272.32

Pool Balance
Beginning Pool Balance	816,653,559.78
Principal Collections (including repurchases)	25,711,828.75
Additional Principal Reduction Amount	0.00
Ending Pool Balance	790,941,731.03

Collateral Performance
Cash yield (% of beginning balance, annualized)	8.44%
Loss rate (net of principal recoveries; % of beginning balance)	0.00%
Net yield	8.44%
Realized Losses	-
Cumulative Realized Losses	-
Cumulative Loss Percentage	-
Delinquent Loans:
One payment principal balance of loans	1,067,157.16
One payment number of loans	12
Two payments principal balance of loans	0.00
Two payments number of loans	-
Three-payments plus principal balance of loans	0.00
Three-payments plus number of loans	-
Two Payment-Plus Delinquency Percentage (for related Collection Period)	-
Two Payment-Plus Rolling Average (for such Payment Date)	-

Home Equity Loan Detail
Number of loans purchased or susbstituted pursuant to Section 2.02	-
Principal balance of loans purchased or susbstituted pursuant to Section 2.02	-
Number of loans purchased or susbstituted pursuant to Section 2.04	-
Principal balance of loans purchased or susbstituted pursuant to Section 2.04	-
Number of loans purchased or susbstituted pursuant to Section 3.01	-
Principal balance of loans purchased or susbstituted pursuant to Section 3.01	-
Substitution Adjustment Amounts	-

Number outstanding beginning of period	6,955
Number outstanding end of period	6,769
Principal balance of all REO as of the end of the Collection Period	-
Number of loans that went into REO during the Collection Period	-
Principal balance of loans that went into REO during the Collection Period	0.00

Overcollateralization
Begin OC Amount	103,176,536.28
OC Release Amount	-
Extra Principal Payment	4,500,804.31
End OC Amount	107,677,340.59

Target OC Amount	140,182,500.92
Interim OC Amount	103,176,536.28
Interim OC Deficiency	37,005,964.64

Monthly Excess Cashflow	4,500,804.31
Principal Payment Amount	25,711,828.75
Principal Collections	25,711,828.75
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Master Servicer Termination Event	No
Event of Default	No
Total Note Principal Amount divided by Total Original Note Principal Amount	92.77%

Interest Calculations
1 month LIBOR	1.10000%
Class A Formula Rate (1-mo. Libor plus 33 bps)	1.43000%
Class A Note Rate	1.43000%
Class M Formula Rate (1-mo. Libor plus 58 bps)	1.68000%
Class M Note Rate	1.68000%
Available Funds Cap	9.14361%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payments per $1,000	42.215832
2. Principal Payment per $1,000	41.022908
3. Interest Payment per $1,000	1.192925

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.43000%
2. Days in Accrual Period	31

3. Class A Interest Due	733,803.86
4. Class A Interest Paid	733,803.86
5. Class A Supplemental Interest Amount Paid	-

6. Class A Unpaid Interest Carry Forward Amount, EOP	-
7. Class A Unpaid Supplemental Interest Amount, EOP	-

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	595,915,611.60
2. Class A Principal Due	25,234,421.17
3. Class A Principal Paid	25,234,421.17
4. Class A Principal Carry Forward Amount Paid	-
5. Class A unpaid Principal Carry Forward Amount	-
6. Class A Note Principal Amount, EOP	570,681,190.43

7. Class A Note Principal Amount as a % of Original Class A Note Principal Amount, EOP
8. Class A Note Principal Amount as a % of the Pool Balance, EOP	0.7215212

Class M Noteholder's Statement
A. Information on Payments
1. Total Payments per $1,000	42.424386
2. Principal Payment per $1,000	41.022908
3. Interest Payment per $1,000	1.401478

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	1.68000%
2. Days in Accrual Period	31

3. Class M Interest Due	170,072.18
4. Class M Interest Paid	170,072.18
5. Class M Supplemental Interest Amount Paid	-

6. Class M Unpaid Interest Carry Forward Amount, EOP	-
7. Class M Unpaid Supplemental Interest Amount, EOP	-

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	117,561,411.90
2. Class M Principal Due	4,978,211.89
3. Class M Principal Paid	4,978,211.89
4. Class M Principal Carry Forward Amount Paid	-
5. Class M Unpaid Principal Carry Forward Amount	-
6. Class M Note Principal Amount, EOP	112,583,200.01

7. Class M Note Principal Amount as a % of Original Class M Note Principal Amount, EOP
8. Class M Note Principal Amount as a % of the Pool Balance, EOP	0.1423407

HOUSEHOLD FINANCE CORPORATION
HOUSEHOLD HOME EQUITY LOAN TRUST 2003-2

The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the "Master Servicer"), pursuant to a Sales and Servicing Agreement dated as of December 18, 2003 (the "Sales and Servicing Agreement"), by and among
HFC Revolving Corporation, as Depositor, the Master Servicer, JPMorgan Chase Bank,
as Trustee, and Household Home Equity Loan Trust 2003-2, the Trust, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Servicing Certificate shall have the respective meanings set forth in the Sales and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the Master
Servicer under the Sales and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Payment Date occurring on February 20, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the Master
Servicer has performed in all material respects all its obligations under the
Sales and Servicing Agreement through the Collection Period preceding such
Payment Date and that, except as my be noted on the Servicing Certificate related to a Trigger Event, no Master Servicer Termination has occurred since the prior Determination Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of February, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer